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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  June 4, 1996


                             Spacehab, Incorporated
             (Exact name of registrant as specified in its charter)


         Delaware                         0-27206               91-1273737
- -----------------------------     ----------------------    -------------------
(State of Other Jurisdiction      Commission File Number    (I.R.S. Employer
of Incorporation)                                           Identification No.)

1595 Spring Hill Road
Vienna, Virginia                                            22182
- ---------------------                                       ----------
(Address of Principal                                       (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (703) 821-3000

                                   No Change
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 8.      Change in Fiscal Year

         On June 4, 1996, the Board of Directors of the Registrant voted to change the Registrant's fiscal year from September 30 to June 30, beginning with a short fiscal year ending on June 30, 1996. A report for the period from October 1, 1995 through June 30, 1996 will be filed on Form 10-K.
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SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         SPACEHAB, INCORPORATED
         Registrant


                          By:     /s/  Margaret E. Grayson
                                  --------------------------------
                                  Name:    Margaret E. Grayson
                                  Title:   Vice President and CFO

Dated:   June 14, 1996